UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2004
                                                --------------------------------

Securitized Asset Backed Receivables LLC (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2004, relating to the Securitized Asset Backed Receivables LLC Trust 2004-OP1 Mortgage Pass-Through Certificates, Series 2004-OP1)
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             (Exact name of registrant as specified in its charter)

          Delaware                 333-108395-01                 37-1472598
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

200 Park Avenue, New York, New York                                     10166
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 412-4000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Securitized Asset Backed Receivables LLC Trust 2004-OP1 Mortgage Pass-Through Certificates, Series 2004-OP1. On March 25, 2004, Securitized Asset Backed Receivables LLC (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Option One Mortgage Corporation, as servicer and responsible party, and Wells Fargo Bank, National Association, as trustee, of Securitized Asset Backed Receivables LLC 2004-OP1 Mortgage Pass-Through Certificates, Series 2004-OP1 (the "Certificates"), issued in eleven classes. The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of March 25, 2004 of $725,994,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of March 9, 2004 by and among the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2004, by and among the Company, as depositor, Option One Mortgage Corporation, as servicer and responsible party, and Wells Fargo Bank, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 8, 2004                     SECURITIZED ASSET BACKED RECEIVABLES LLC


                                        By:    /s/ Paul Menefee
                                            ------------------------------------
                                            Name:  Paul Menefee
                                            Title: Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

4                       Pooling and Servicing Agreement,                (E)
                        dated as of March 1, 2004, by and
                        among the Company, as depositor,
                        Option One Mortgage Corporation, as
                        servicer and responsible party, and
                        Wells Fargo Bank, National
                        Association, as trustee.